Equity Method Investments	6 Months Ended
Jun. 30, 2022
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments
5.	Equity Method Investments
Interests in investments which are accounted for using the equity method and are recognized initially at cost and subsequently include the Company’s share of the profit or loss and other comprehensive income of equity-accounted investees
As of December 31, 2021 and June 30, 2022, we had the following participation in investments that are accounted for using the equity method:

	December 31,	June 30,
	2021	2022
Enterprise Navigator Ethylene Terminal L.L.C. (“Export Terminal Joint Venture”)	50%	50%
Luna Pool Agency Limited. (“Pool Agency”)	50%	50%
Unigas International B.V. (“Unigas”)	33.33%	33.33%
Dan Unity CO2 A/S	50%	50%
Export Terminal Joint Venture
In January 2018, the Company entered into definitive agreements creating the Export Terminal Joint Venture. The Company has contributed to the Export Terminal Joint Vent ure $
146.5
 million, being our total share of the capital cost for the construction of the Ethylene Export Terminal.
Cumulative interest and associated costs capitalized on the investment in the Export Terminal Joint Venture are being amortized over the estimated useful life of the Ethylene Export Terminal, which began commercial operations with the export of commissioning cargoes in December 2019. As of June 30, 2022, the unamortized difference between the carrying amount of the investment in the Export Terminal Joint Venture and the amount of the Company’s underlying equity in net assets of the Export Terminal Joint Venture was $6.0 million (December 31, 2021: $6.1 million). The costs amortized in the six months ended June 30, 2022 and 2021, were each $0.1 million and are presented in the share of result of the equity method investments within our consolidated statements of operations.
Equity method gains, excluding amortized costs, recognized in the share of result of equity method investments included in the unaudited condensed consolidated statements of operations as of June 30, 2022, were

$
13.3
 million (Six months ended June 30, 2021: Equity method gain of $
1.5
million).
Luna Pool Agency Limited
In March 2020, the Company collaborated with Pacific Gas Pte. Ltd. and Greater Bay Gas Co. Ltd. to form and manage the Luna Pool. As part of the formation of the Luna Pool, a new entity, Luna Pool Agency Limited, (the “Pool Agency”), was incorporated in May 2020. The pool participants jointly own the Pool Agency on an equal basis, and both have equal board representation. As of June 30, 2022, we have recognized the Company’s initial investment of one British pound in the Pool Agency within equity method investments on our consolidated balance sheets. The Pool Agency has no activities other than as a legal custodian of the Luna Pool bank account and there will be no variability in its financial results, as it has no income, and its minimal operating expenses are reimbursed by the Pool Participants.
Unigas International B.V. (‘Unigas’)
Unigas based in the Netherlands is a commercial and operational manager of seagoing vessels capable of carrying liquefied petrochemical and petroleum gases on a worldwide basis. Unigas International is operator of the Unigas pool. The Company owns 33.33%
interest equity interests in Unigas and accounts for it using the equity method. It was recognized initially at fair value and subsequent to initial recognition, the unaudited condensed consolidated financial statements will include the Company’s share of the profit or loss and other comprehensive income of equity accounted entity. The Company acquired the investment as part of the Ultragas Transaction in August 2021.
Dan Unity CO2 A/S
On June 3, 2021, the Company’s subsidiary, Ultragas entered into a shareholder agreement creating an equally owned joint venture, Dan Unity CO2 A/S, a Danish entity, with the aim of undertaking commercial and technical projects relating to seaborne transportation of CO2. The Company acquired the investment as part of the Ultragas Transaction in August 2021.
We account for our investment using the equity method as our ownership interest is 50%
and we exercise joint control over the Dan Unity CO2 A/S operating and financial policies. As of June 30, 2022, we have recognized the Company’s initial investment at cost and subsequent to initial recognition, the unaudited condensed consolidated financial statements will include the Company’s share of the profit or loss and other comprehensive income of equity accounted investees, until the date on which joint control ceases. We disclose our proportionate share of profits and losses from equity method unconsolidated affiliates in the statement of operations and adjust the carrying amount of our equity method investments on the balance sheet accordingly.
The table below represents movement in the Company’s equity method investments, as of December 31, 2021, and June 30, 2022:

	December 31, 2021	June 30, 2022

	(in thousands)
Equity method investments at January 1	$148,665	$150,209
Contributions to equity method investments	4,000	—
Equity method investments – acquired	2,580	—
Share of results	11,147	13,260
Distributions received from equity method investments	(16,183)	(14,150)

Total equity method investments	$150,209	$149,319

Impairment of Equity Method Investments
The equity method investments are reviewed for indicators of impairment when events or circumstances indicate the carrying amount of the investments may not be recoverable. When such indicators are present, we determine if the indicators are ‘other than temporary’ to determine if an impairment exists. If we determine that an impairment exists, a discounted cash flow analysis is carried out based on the future cash flows expected to be generated over the investment’s estimated remaining useful life. The resulting net present value is compared to the carrying value and we would recognize an impairment loss equal to the amount by which the carrying amount exceeds its fair value.
Considerations in identifying if indicators of impairment are present for the equity method investments include significant incidents that have resulted in the forecast future operating cash flows to be amended, such as significant market events that impact the terminal operations and cashflow, physical damage to assets, recurring financial losses for consecutive periods or changes to the Company’s equity holding in the investment. As of June 30, 2022, the aggregate carrying value of our investment in the Export Terminal Joint Venture was $
147.0
. million (December 31, 2021: $
147.6
million). We believe that there are no events or circumstances that indicate that the value of the investment in the Export Terminal Joint Venture should be impaired as of June 30, 2022. Accordingly, no impairment charge has been recorded as of June 30, 2022 in accordance with the requirements of our U.S. GAAP impairment accounting policy.